UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive
☐	Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
ETS PAYPHONES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

URGENT: RECORDS SHOW YOU HAVE NOT VOTED!

PLEASE TAKE A MOMENT OF YOUR TIME TO VOTE YOUR SHARES TODAY!

To:	Important ETS Stockholders
From:	David C. Jones, Secretary
Re:	Frequently Asked Questions re ETS Annual Meeting of Stockholders
Date:	January 25, 2006

We'd like to address some questions our stockholders have asked us recently:

Q	—	Why am I receiving another proxy card?
A	—	You are receiving another card because we have not received your vote yet, or the proxy you returned was not properly executed.
Q	—	Why do I need to vote today?
A	—	Voting today will help your company avoid the expense of additional solicitation. Remember, if we encounter significant delays or obstacles in obtaining approval of the Sale, the expenses associated with delay will erode any available proceeds or other cash available for distribution to you.
Q	—	How should I vote?
A	—	Your Board of Directors recommends that stockholders vote FOR all items under consideration, which include proposals to sell substantially all our assets, and to dissolve and wind down operations in order to permit the final distribution to stockholders of the net proceeds of the sale and other cash on hand.
Q	—	What should I do now?
A	—	Please vote by telephone or over the Internet, by following the easy instructions on the card. Or, you may sign and date the enclosed proxy card and return it in the postage-paid envelope provided.
Q	—	How can I be sure I am executing my proxy properly?
A	—	You must sign and date the proxy card if you vote by mail.

THANK YOU FOR YOUR COOPERATION!

If you have any questions, or need assistance in voting
your shares, please call our proxy solicitor,
 INNISFREE M&A INCORPORATED
TOLL-FREE, at 1-877-456-3442.

PLEASE VOTE AS SOON AS POSSIBLE.
SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.
THANK YOU FOR VOTING!

—TO VOTE BY MAIL PLEASE COMPLETE PROXY CARD AND RETURN IN THE ENVELOPE PROVIDED—

PROXY

ETS PAYPHONES, INC.
ANNUAL MEETING OF STOCKHOLDERS—FEBRUARY 15, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of ETS Payphones, Inc., a Delaware corporation (the "Company"), having received Notice of the Annual Meeting and Proxy Statement of the Company, hereby appoints Michael H. McClellan and David C. Jones, and each of them the proxies of the undersigned with full power of substitution to vote at the Annual Meeting of Stockholders of the Company to be held at The Spencer Hotel, 700 North King Street, Wilmington, Delaware at 1:00 p.m., local time, on February 15, 2006, and at any adjournment or adjournments thereof (the "Meeting"), with all the power which the undersigned would have if personally present, hereby revoking any proxy heretofore given. The undersigned hereby acknowledges receipt of the proxy statement for the Meeting and instructs the proxies to vote as directed on the reverse side.

        THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEES SET FORTH HEREIN, FOR THE SALE OF SUBSTANTIALLY ALL OF THE COMPANY'S ASSETS, FOR THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION AND FOR THE COMPANY'S DISSOLUTION, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be signed and dated on the reverse side)

[page break]

ETS PAYPHONES, INC.
YOUR VOTE IS IMPORTANT
Please take a moment now to vote your shares of ETS Payphones, Inc.
common stock for the upcoming Annual Meeting of Stockholders.

PLEASE REVIEW THE PROXY STATEMENT AND ACCOMPANYING MATERIALS
AND VOTE TODAY IN ONE OF THREE WAYS:

1.
Vote by Telephone—Call toll-free in the U.S or Canada at 1-866-594-5302, on a touch-tone telephone. Please follow the simple instructions.

OR

2.
Vote by Internet—Access https://www.proxyvotenow.com/etspay, and follow the simple instructions. Please note you must type an "s" after http.

[GREY BOX FOR CONTROL NUMBER]

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3.
Vote by Mail—If you do not wish to vote by telephone or over the Internet, please complete, sign and date the proxy card, and return it in the envelope provided or mail it to ETS Payphones, Inc., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5154, New York, NY 10150-5154.

—TO VOTE BY MAIL PLEASE COMPLETE PROXY CARD AND RETURN IN THE ENVELOPE PROVIDED—

Please mark your vote as in this example ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF PROPOSALS 1, 2, 3 AND "FOR" THE NOMINEES LISTED IN PROPOSAL 4.

		FOR	AGAINST	ABSTAIN
1.	To approve the sale of substantially all of the Company's assets to Empire Payphones, Inc., pursuant to the Asset Sale Agreement, dated as of November 1, 2005 between ETS Payphones, Inc. and Empire Payphones, Inc. (the "Asset Sale Agreement")	☐	☐	☐
2.	To approve the Company's dissolution and the winding down of its operations, effective upon the consummation of the transactions contemplated by the Asset Sale Agreement	☐	☐	☐
3.
	To amend the Company's Certificate of Incorporation to change the Company's corporate name to "Payphone Wind Down Corporation", effective upon the consummation of the transactions contemplated by the Asset Sale Agreement	☐	☐	☐
4.	To elect 5 nominees for Directors:
NOMINEES:
☐	FOR ALL NOMINEES	1. Michael H. Buck 2. S. Gregory Hays
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	3. Michael M. Scott 4. Guy A. Longobardo 5. Michael H. McClellan
☐	FOR ALL EXCEPT (see instructions below)
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write the name of each nominee for whom you wish to withhold here:
5.	With discretionary authority upon such other matters as may properly come before the Meeting

    ☐    MARK HERE IF YOU PLAN TO ATTEND THE MEETING
    ☐    MARK HERE FOR ADDRESS CHANGE AND NOTE CHANGE AT LEFT

Signature of Stockholder	Date:

Signature of Stockholder	Title(s)

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.